UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2010

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.                      Other Events.

On February 4, 2010, Omega Healthcare Investors, Inc. (the “Company”) announced its intention to offer $200 million in principal amount of unsecured notes due 2020. A copy of the Company's press release announcing the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description of Exhibit

	99.1	Press Release dated February 4, 2010.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC. (Registrant)

Dated: February 4, 2010	By:	/s/ C. Taylor Pickett
C. Taylor Pickett President and Chief Executive Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 4, 2010.